                                                                    Exhibit 10.2


[PREMIUM STANDARD FARMS LOGO]


                             PREMIUM STANDARD FARMS
                           LONG TERM INCENTIVE PROGRAM


                             APRIL 1998 - MARCH 2001

                             PREMIUM STANDARD FARMS
                            LONG TERM INCENTIVE PLAN
                                     SUMMARY


PURPOSE:                Encourage Sustained Growth of Company
                        Provide Key Executives with Capital Accumulation
                         Opportunity
                        Encourage Retention & Commitment of Key PSF Executives

PERFORMANCE MEASURE:    EBITDA

PERFORMANCE PERIOD:     3 Years - 4/1/98 through 3/31/01

PERFORMANCE             Targeted Earnings of $206M
THRESHOLDS:

ELIGIBILITY:            Senior Managers of PSF who are Responsible for the
                              Leadership & Accountability of the Long Term
                              Growth and Earnings of PSF as determined by PSF Compensation Committee

INCENTIVE POOL:         2.6% of Earnings over Incentive Threshold of $103M

DISCRETIONARY AWARDS:   1.3% of Earnings over Discretionary Threshold of $103M

PARTICIPANT AWARDS:     Incentive Pool Award Determined at Plan Inception
                        Discretionary Award Determined at end of Performance
                         Period

VESTING:                50% of Incentive Pool at end of 2nd Year (3/31/00)
                        50% of Incentive Pool at end of 3rd Year (3/31/01)
                        100% of Discretionary Pool at end of Performance Period
                         (3/31/01)

DEFERMENT:              At end of Performance Period (3/31/01)
                        Participants have Option to Defer into Deferred
                         Compensation Plan (TBD)

ADMINISTRATION:         Compensation Committee of PSF shall be Responsible
                              for the Administration & Interpretation of All Plan Provisions

                             PREMIUM STANDARD FARMS
                            LONG TERM INCENTIVE PLAN

Targeted Earnings                                       $206,000,000 EBITDA

Accrual Rate-Incentive Pool                                      2.6%
Accrual Rate-Discretionary Pool                                  1.3%

Targeted Pool
      Incentive                                         $  2,660,966
      Discretionary                                     $  1,330,683
                                                        ------------
            Total                                       $  3,991,250


                                                        Incentive Pool/
Thresholds                                              Discretionary Pool

                                                        $     000
Cumulative 3 Years                                      $ 103,000
Annualized                                              $  34,333

---------------------------------------------------------------------------------------------
POOL ACCRUAL AT 2.0%     INCENTIVE POOL    DISCRETIONARY     TOTAL POOL    MEMO: POOL AS % OF
BASED ON EARNINGS OF:        (000)           POOL (000)        (000)            EARNINGS
---------------------------------------------------------------------------------------------
    $    0M                   $0                $0               $0               0.0%
        25M                    0                 0                0               0.0%
        50M                    0                 0                0               0.0%
        75M                    0                 0                0               0.0%
       103M                    0                 0                0               0.0%
       104M                   26                 13              39               .03%
       125M                   568               284              853               .7%
       150M                  1,214              607             1,821             1.2%
       175M                  1,860              930             2,790             1.6%
       206M                  2,661             1,331            3,991             1.9%
       225M                  3,152             1,576            4,728             2.1%
       250M                  3,798             1,899            5,696             2.3%
       275M                  4,443             2,222            6,665             2.4%
       300M                  5,089             2,545            7,634             2.5%
       325M                  5,735             2,868            8,603             2.6%
       350M                  6,381             3,191            9,571             2.7%
       375M                  7,027             3,514           10,540             2.8%
       400M                  7,673             3,837           11,509             2.9%

                             PREMIUM STANDARD FARMS
                                PLAN DESCRIPTION


- The Long Term Incentive Program is proposed for selected Premium Standard Farms executives, effective April 1, 1998 through March 31, 2001.


-   The new program will encourage the long-term growth of Premium Standard
    Farms.

    - The performance focus in the new plan relates to the performance executives can best influence and control; i.e., the Executive's long-term reward opportunity is exclusively based on the earnings growth of the Company.

    - The size of the long-term reward opportunity has been designed to be competitive with long-term plans offered by both public and private companies.

    - The Plan has been designed to maximize business teamwork ("I only win if my business wins") while still providing an opportunity for strong individual efforts to be recognized and specifically rewarded.

    - Finally, the Plan has been designed to require long-term executive commitment as a condition to receiving the substantial long-term opportunity the Plan offers.


-   The Performance Thresholds in the Plan have been designed so that:

    - Some benefits can be earned for performing above a relatively low threshold (generally one half of expected performance).

    - Market competitive rewards, however, will not be available unless reasonably expected performance objectives are achieved over the course of the long-term performance period.

    - Superior benefits can be earned by exceeding the performance expectations.


- The chart at the beginning of this booklet illustrates the new long-term model for Premium Standard Farms.

    - The Incentive Pool rewards the management team as a whole for exceeding their earnings threshold over the performance period.

    - The Discretionary Pool is a supplemental pool designed to reward individual members of the management team based upon their individual performance during the performance period.
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                      PURPOSE OF THE NEW LONG TERM PROGRAM


-   Provide key executives a capital accumulation opportunity.


- Provide market competitive long-term incentive rewards for attaining performance objectives, i.e., the long-term earnings growth of the Company.


-   Encourage the retention and commitment of key executives.


               WHO IS ELIGIBLE TO PARTICIPATE IN THE NEW PROGRAM?


- The senior management charged with the leadership and accountability for long-term earnings growth. Executives will be selected for participation in the program by the Premium Standard Farms Compensation Committee.


                   PERFORMANCE MEASURE AND PERFORMANCE PERIOD


- The Long Term Incentive Plan will use one performance measure "EBITDA" and will have a three-year performance period (FY 1998-2001).


- "EBITDA" as a performance measure will consist of the cumulative performance period earnings for the Company as a whole.

    - The use of a multi-year cumulative measure will moderate the impact of volatile earnings over the course of the cycles of our business.

- "EBITDA" as a performance measure will include both operating and non-operating earnings (before tax depreciation and amortization) and will be determined after accruing for the cost of this long-term plan (post-accrual earnings).
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                FUNDING THE LT BONUS POOLS/PERFORMANCE OBJECTIVES


-   Average Annual Earnings (EBITDA) Expectation


    - The Premium Standard Farms Compensation Committee established a reasonable Average Annual EBITDA Expectation for the succeeding 3 years.

    - The objective was to establish an expectation for the Company that was reasonably assessed at a 75% chance to attain based upon presently available resources.


-   Incentive Pool Earnings Threshold

    - The Incentive Pool Threshold is set generally at 1/2 of the EBITDA Expectation.


-   Discretionary Pool Earnings Threshold

    - The Discretionary Pool Threshold is set generally at 1/2 of the EBITDA Expectation.


                FUNDING THE LT BONUS POOLS/PERFORMANCE OBJECTIVES

-   Long Term Profit-Sharing PercentAGE

    - This percentage has been determined at a level that will yield a market competitive long-term incentive fund for the eligible executives assuming earnings expectations are attained, and will provide substantial pay leverage for exceeding or falling short of that expectation.


-   Modifying the Earnings Expectation and Thresholds during the Performance
    Period

    - Generally, the Earnings Expectation and Thresholds are expected to remain in place for the full performance period without modification.

    - However, modifications will be made where there are major capital changes:

            - A major capital infusion will generally result in an increase in the Earnings Expectation and Thresholds.

            - A major withdrawal of capital from the Company (e.g., a sale of a business segment without reinvesting the sales proceeds in Premium Standard Farms will generally result in a decrease in the Earnings Expectation and Thresholds.
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            -   The Compensation Committee of the Board of Directors reserves the right to modify either the earnings expectation or thresholds in the event of an unforeseen and extraordinary event.

                                 INCENTIVE POOL


-   Each eligible executive is granted a percentage of the Incentive Pool.

    - This percentage interest is generally granted at the beginning of the performance period.

    - Some percentage interests were reserved for subsequent grants to newly eligible executives (e.g., newly hired or promoted executives).

    - Percentage interest of the original pool participants may be reduced if pool reserves are insufficient for subsequent grants to newly eligible executives. Such reduced percentage interest, however, will not reduce the original participant's bonus opportunity because corresponding positive adjustments will be made to the pool's LT Profit-Sharing Percentage.


-   The Value of an Incentive Pool equals:

    -   Actual Earnings for the performance period

            IN EXCESS OF

    -   Incentive Pool Earnings Threshold

            MULTIPLIED BY

    -   LT Profit-Sharing Percentage


-   The Value of an eligible Executive's Incentive Pool Interest equals:

    -   The Incentive Pool Value as determined above

            MULTIPLIED BY

    -   The Executive's percentage interest in the Incentive Pool


                               DISCRETIONARY POOL

- The Program will have a pool to fund discretionary, performance based, individual bonus amounts.
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    -   Unlike the Incentive Pool, executives do not receive a percentage interest in the Discretionary Pool at the beginning of the period. Allocation of this pool will be made after FY2001 on a discretionary basis taking into account individual performance during the period.


-   The Value of the Discretionary Pool equals:

    -   Actual Earnings for the Performance Period

            IN EXCESS OF

    -   Discretionary Pool Earnings Threshold

            MULTIPLIED BY

    -   LT Profit-Sharing Percentage


-   The Value of an Executive's interest in the Discretionary Pool equals:

    - A portion of the Discretionary Pool value based upon an assessment by the CEO and Compensation Committee of an Executive's individual performance during the performance period.

    - An executive might receive the same percentage interest in the Discretionary Pool as he has in the Incentive Pool, or he might receive more, less, or none. The allocation is totally at the discretion of the CEO and Compensation Committee.


                     VESTING AND CASH-OUT OF INCENTIVE POOL

- The payout of an Executive's interest in an Incentive Pool will be fully distributed in cash shortly after the end of the performance period (FY2001).


- Vesting of an Executive's Incentive Pool interest is based on continued employment with Premium Standard Farms:

    -   50% of Incentive Pool at end of 2nd Year (3/31/00)

    -   50% of Incentive Pool at end of 3rd Year (3/31/01)

    -   100% of Discretionary Pool at end of Performance Period (3/31/01)
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-   Full vesting rights are accorded executives who leave the Company due to death, disability or at normal retirement age during the performance period.

    -   Transfers to Continental Grain Company during the performance period:

        -   Retention of a pro-rata interest in the Premium Standard Farms Pool

        -   Grant of a pro-rata interest in the new business unit's Pool


- Special vesting and funding rules apply if the Company is sold or in the event of an initial public offering (IPO) during the performance period.*


                   VESTING AND CASH-OUT OF DISCRETIONARY POOL

- An Executive's interest in the Discretionary Pool is determined after the end of the performance period.


- Payout of an Executive's interest in the Discretionary Pool, if any, will occur the same date as Incentive Pool payout.


- Vesting of an Executive's Discretionary Pool interest is based on current active employment with the Company on the payout date.


- Full vesting rights are accorded an executive who leaves the Company during the performance period due to death, disability or at normal retirement age.


- Special vesting and funding rules apply if the Company is sold or in the event of an IPO during the performance period.*


                   ADMINISTRATION OF LONG TERM INCENTIVE PLANS

- The Compensation Committee of the Board of Directors shall approve the administration of the Long Term Incentive Plan.

    - The Committee shall have sole responsibility for the interpretation of all plan requirements and the payment of plan benefits.



* To be determined by the Premium Standard Farms Compensation Committee